Exhibit 32.2

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,
18 U.S.C. Section 1350
I, Stephen F. Blackwood, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, to my knowledge that:
1.the Quarterly Report on Form 10-Q of Teledyne Technologies Incorporated (the “Corporation”) for the quarter ended September 27, 2026 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

By:	/s/ Stephen F. Blackwood
Stephen F. Blackwood
Executive Vice President and Chief Financial Officer
October 23, 2026